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                                  EXHIBIT 10.15

                                 eMachines, Inc.

                        RIGHTS AND RESTRICTIONS AGREEMENT


     This RIGHTS AND RESTRICTIONS AGREEMENT (the "Agreement") is entered into as of January 14, 2000, by and among eMachines, Inc., a Delaware corporation (the "Company"), the holders of shares of Common Stock of the Company ("Common Stock") identified as such on Schedule A attached hereto (the "Common Stock
                              ----------
Holders"), the holders of shares of Series B Preferred Stock of the Company ("Series B Preferred") identified as such on Schedule A attached hereto (the
                                             ----------
"Series B Holders"), the holders of shares of Series C Preferred Stock of the Company ("Series C Preferred") identified as such on Schedule A attached hereto
                                                     ----------
(the "Series C Holders") and the holders of warrants representing the right to purchase shares of Common Stock (the "Warrants") identified as such on Schedule
                                                                       --------
A attached hereto (the "Warrant Holders").  The Series B Holders, the Series C
-
Holders, the Common Holders and the Warrant Holders are acquiring, respectively their shares of Series B Preferred, Series C Preferred, Common Stock and Warrants contemporaneously herewith, or at a later date, in each case pursuant to an Agreement and Plan of Reorganization by and among the Company, eMachines Acquisition Corp. ("Merger Sub.") and FreePC, Inc. ("FreePC") dated as of November 24, 1999 (the "Plan of Reorganization").


                                R E C I T A L S

     A. The Company was incorporated on September 18, 1998 as a corporation under the laws of the State of Delaware, United States of America. The Company, FreePC and Merger Sub entered into the Plan of Reorganization providing for (a) the merger (the "Merger") of Merger Sub into FreePC, with FreePC being the surviving corporation and (b) upon the effective time (the "Effective Time") of the Merger, the conversion of all the outstanding shares of FreePC (i) common stock into Common Stock and Warrants, (ii) series A preferred stock into Series B Preferred and Warrants and (iii) series B preferred stock into Series C Preferred and Warrants.

     B. Each of the Holders (as defined below) that shall enter into this Agreement owns that number of outstanding shares of Common Stock, Series B Preferred, or Series C Preferred (collectively, the "Equity Securities") and that number of Warrants, in each case as is set forth opposite his, her, or its name on Schedule A hereto.
        -----------------

     C. Each of the Holders acknowledges and agrees that (i) as a condition to the Merger and the conversion of their shares of capital stock of FreePC into Equity Securities and Warrants they are subject to certain restrictions as enumerated herein, and (ii) their rights enumerated herein are junior and subordinate (except as explicitly set forth herein) to the prior rights of the Investors, Founders and Additional Rightsholders (as such terms are defined in the Amended and Restated Rights and Restrictions Agreement (the "Amended and Restated Rights Agreement") dated as of
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August 18, 1999 by and among the Company, the Investors, the Founders and the
Additional Rightsholders, as such agreement may be amended, from time to time, in accordance with its terms).


     NOW, THEREFORE IT IS AGREED:

     1. Definitions

        1.1 Certain Definitions. As used in this Agreement, the following terms
         -------------------
shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined herein):

     "Additional Rightsholders" has the meaning set forth in the recital of parties set forth in the Amended and Restated Rights Agreement.

     "Change in Control" shall mean the occurrence of (i) the sale of all or substantially all the assets of the Company; or (ii) consummation of any acquisition, consolidation or merger of the Company other than an acquisition, consolidation or merger of the Company in which the holders of Common Stock immediately prior to the acquisition, consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of capital stock of the continuing or surviving corporation immediately after the acquisition, consolidation or merger.

     "Commission" shall mean the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act.

     "Exchange Act" has the meaning set forth in Section 10(b) of this Agreement.

     "Excluded Registration Statement" shall mean a registration statement relating to a Rule 145 transaction, an offering solely to employees or a registration on any form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities.

     "Founders" has the meaning set forth in the recital of parties set forth in the Amended and Restated Rights Agreement.

     "Founder Registrable Securities" has the meaning set forth in Section 1.3 of the Amended and Restated Rights Agreement.

     "First Refusal Notice" has the meaning set forth in Section 13.1 of this Agreement.

     "First Refusal Price" has the meaning set forth in Section 13.2 of this Agreement.

     "Holders" means, collectively, the Common Stock Holders, Series B Holders, Series C Holders, Warrant Holders and any person holding Common Stock, Series B Preferred, Series C Preferred or Warrants to whom the rights of the Common Stock Holders, Series B Holders, Series C

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Holders or Warrant Holders, respectively, under this Agreement have been transferred in compliance herewith.

     "Holder Registrable Securities" means (i) any shares of Common Stock owned of record by any Holder on the date of signature of this Agreement by such Holder, (ii) any shares of Common Stock issued upon exercise or conversion (or consecutive exercises or conversions) of any other Equity Securities or Warrants owned of record by any such Holder on the date of signature of this Agreement by such Holder, (iii) any shares of Common Stock issued in respect of such securities (or in respect of any Shares of Common Stock issued upon single or multiple exercise or conversion of such securities) upon any stock split, stock dividend, recapitalization, or similar event, and (iv) any other Shares of Common Stock held by persons to whom the rights of the Holders under this Agreement have been transferred in accordance herewith and who hold securities described in clauses (i), (ii) and (iii) of this paragraph; provided, however,
                                                            --------  -------
that Holder Registrable Securities shall not include (A) securities that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) securities that have been sold or made available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or shall be removed upon the consummation of such sale, or (C) any securities if such securities constitute all of the securities of a Holder or its affiliate and all such securities may be sold by the Holder thereof (or by such affiliate) within a three month period following the Company's initial public offering pursuant to Rule 144 promulgated under the Securities Act, or any successor rule. Without limiting the generality of the foregoing, no Warrant shall constitute Holder Registrable Securities.

     "Indemnified Party" has the meaning set forth in Section 8.3 of this Agreement.

     "Indemnifying Party" has the meaning set forth in Section 8.3 of this Agreement.

     "Initiating Holders" shall mean any Holder or Holders (other than Common Stock Holders, Warrant Holders or transferees of the rights of either in accordance herewith) of not less than fifty percent (50%) of the then outstanding Holder Registrable Securities.

     "Investors" has the meaning set forth in the recital of parties set forth in the Amended and Restated Rights Agreement.

     "Investor Registrable Securities" has the meaning set forth in Section 1.3 of the Amended and Restated Rights Agreement.

     "IPO" shall mean the declaration of the Commission of the effectiveness of a registration statement filed by the Company in connection with a firmly underwritten public offering with an aggregate price to the public exceeding $30,000,000.

     "Other Shareholders" has the meaning set forth in Section 3.2 of this Agreement.

     "Proposed Transferee" has the meaning set forth in Section 13.1 of this Agreement.

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     "Registrable Securities" shall mean, collectively, the Investor Registrable
Securities, the Rightsholder Registrable Securities, the Founder Registrable Securities and the Holder Registrable Securities.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3 and 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and Selling Expenses).

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2 hereof.

     "Right of First Refusal" has the meaning set forth in Section 13 of this Agreement.

     "Rightsholder Registrable Securities" has the meaning set forth in Section
1.3 of the Amended and Restated Rights Agreement.

     "Securities" has the meaning set forth in Section 2.1 of this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders in accordance herewith and all reasonable fees and disbursements of counsel for any Holder.

     "Shareholders" has the meaning set forth in Section 3.1(a) of this Agreement.

     "Small Holder" has the meaning set forth in Section 12 of this Agreement.

     Certain other defined terms used herein have the meanings set forth in the recitals and the recital of parties to this Agreement.

     2. Restrictions on Transferability; Restrictive Legend; Notice of Proposed Transfers.

        2.1 No Equity Securities, Warrants, shares of Common Stock issuable upon conversion or exercise of the Warrants, or other warrants, options or other rights with respect to Equity Securities (collectively, the "Securities") shall be sold, assigned, transferred or pledged

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except upon satisfaction of the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of any Securities held by such Holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Agreement.

     2.2 Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with the following legend (in addition to any legend required by any other agreement or under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

   Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Agreement.

     2.3 The holder of each certificate representing Securities by acceptance thereof agrees to comply in all respects with the provisions of this Agreement, including, without limitation, Section 13 hereof. Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than a transfer not involving a change in beneficial ownership or occurring after the IPO or the dissolution of the Company), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, including the information required by Section 13.1 to the extent the provisions of Section 13 are still in effect, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of this Agreement and of the notice delivered by the holder

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to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section
2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder that is acceptable to the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

    3. Requested Registration.

       3.1 Notice of Registration; Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance (other than a registration on Form S-3 or any successor form) that would result in an aggregate offering of at least $15,000,000, the Company will:

           (a) promptly give written notice of the proposed registration to all other Holders (other than Warrant Holders) the Investors, the Founders and the Additional Rightsholders (collectively, the "Shareholders"); and

           (b) subject to Section 3.3, use its reasonable efforts to effect, as soon as practicable, such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with (i) all or such portion of the Registrable Securities of any Shareholder joining in such request as are specified in a written request given within ten (10) business days after receipt of such written notice from the Company, and (ii) such additional securities as the Company may desire to register, including, but not limited to, securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3:

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance or subject the Company to taxation in such jurisdiction unless the Company is already subject to service in such jurisdiction or taxation in such jurisdiction, respectively, and except as may be required by the Securities Act;

               (ii) After the Company has effected one (1) registration pursuant to this Section 3 and such registration has been declared or ordered effective;

               (iii) After the Company has effected one (1) registration pursuant to Section 5 of the Amended and Restated Rights Agreement, if the Holders have been afforded the

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opportunity to register their Registrable Securities pursuant to the terms thereof and such registration has been declared or ordered effective;

          (iv) If at the time of the request to register Registrable Securities the Company gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a firmly underwritten registered public offering as to which the Holders (other than Warrant Holders) may include Registrable Securities pursuant to Section 4 or 5 hereof or Section 5 of the Amended and Restated Rights Agreement; or

          (v) Prior to twelve (12) months following the closing of the IPO.

     Subject to the foregoing clauses (i) through (v) and to Section 3.3, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders.

       3.2 Underwriting. If the Initiating Holders intend to distribute the
           ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 3 and the Company shall include such information in the written notice referred to in Section 3.1. The right of any Shareholder to registration pursuant to Section 3 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Shareholder) to the extent provided herein. If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to Section 3.1, or if holders of securities of the Company who are entitled by contract with the Company (other than this Agreement or the Amended and Restated Rights Agreement) to have securities included in such a registration (such officers, directors, and other shareholders being collectively referred to as the "Other Shareholders") request such inclusion, such securities of the Other Shareholders may be included in the underwriting, provided that such Other Shareholders accept the further applicable provisions of this Agreement.

     The Company shall (together with all Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and consented to by the Company, which consent shall not be unreasonably denied. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Company shall so advise all Shareholders and Other Shareholders who have indicated to the Company their decision to distribute any of their Registrable Securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Shareholders and Other Shareholders as follows: first, an equal aggregate number of shares of Registrable Securities of each of the Investors (as a group), the Founders (as a group) and the Holders (as a group) other than the Warrant Holders; second, an equal aggregate number of shares of the Founders (as a group) and whichever of the Investors (as a group) or Holders (as a group) other than the Warrant Holders holds Registrable

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Securities after application of the immediately preceding clause; third, any remaining Registrable Securities of the Founders; fourth, among the Additional Rightsholders (as a group); and fifth, among the Other Shareholders (as a group). Registrable Securities are to be allocated within each group as aforesaid in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Investors, the Founders, the Additional Rightsholders, the Holders or the Other Shareholders, as applicable, at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Shareholder or Other Shareholder to the nearest 100 shares. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

  If any Shareholder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable
              --------  -------
Securities a greater number of Registrable Securities held by other Shareholders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Shareholders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportions used above in determining the underwriter limitation.

  If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     3.3 Delay of Registration. If the Company shall furnish to the Initiating
         ---------------------
Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore appropriate to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of one hundred eighty (180) days, such right to delay a request to be exercised by the Company not more than once in any twelve month period.

  4. Company Registration.

     4.1 Notice of Registration. If at any time or from time to time the Company
         ----------------------
shall determine to register any of its Common Stock on Form S-1 or Form S-3 (or any successor form under the Securities Act) (other than with respect to a shelf registration statement), for its own account or for the account of the Investors, Founders or Additional Rightsholders, in connection with the public offering of such securities solely for cash, the Company will:

          (a) promptly give to each Shareholder written notice thereof; and

          (b) include in such registration(and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) business days after receipt of such written notice from the Company, by any Shareholder.

    Notwithstanding the foregoing, no registrations of securities by the Company on an Excluded Registration Statement shall give rise to the rights of the Shareholders set forth in this Section.

     4.2 Underwriting. If the registration of which the Company gives notice is
         ------------
for a registered public offering involving an underwriting, the Company shall so advise the Shareholder as a part of the written notice given pursuant to Section 4.1(a). In such event the right of any Shareholder to registration pursuant to this Section 4 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit all or any portion of the Registrable Securities to be included in such registration. The Company shall so advise all Shareholders and Other Shareholders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows: first, an equal aggregate number of shares of Registrable Securities of each of the Investors (as a group), the Founders (as a group) and the Holders (as a group) other than the Warrant Holders; second, an equal aggregate number of shares of the Founders (as a group) and whichever of the Investors (as a group) or Holders (as a group) other than the Warrant Holders holds Registrable Securities after application of the immediately preceding clause; third, any remaining Registrable Securities of the Founders; fourth, among the Additional Rightsholders (as a group), and fifth, among the Other Shareholders (as a group). Registrable Securities are to be allocated within each group as aforesaid in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Shareholders or the Other Shareholders, as applicable, at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Shareholder or Other Shareholder to the nearest 100 shares. If any Shareholder or Other Shareholder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

     4.3  Right to Terminate Registration.  The Company shall have the right to
          -------------------------------
terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Shareholder has elected to include securities in such registration.

     4.4  Termination of Rights.  The rights to cause the Company to register
          ---------------------
Registrable Securities pursuant to this Section 4 shall terminate three (3) years after the IPO.

  5. Registration on Form S-3.

     5.1 If any Holder or Holders holding in the aggregate not less than 25% of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $2,500,000, and the Company is at the time of such request a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two such registrations pursuant to this Section 5 or pursuant to Section 7 of the Amended and Restated Rights Agreement in any twelve (12) month period or more than a total of three registrations under this Section 5 or pursuant to Section 7 of the Amended and Restated Rights Agreement. The substantive provisions of Section 3.2 shall be applicable to each registration initiated under this Section 5.

     5.2 Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance or subject the Company to taxation in such jurisdiction unless the Company is already subject to service in such jurisdiction or taxation in such jurisdiction, respectively, and except as may be required by the Securities Act;
(ii) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement (other than an Excluded Registration Statement) with the Commission within ninety (90) days of receipt of such request; (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than an Excluded Registration Statement), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its reasonable efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder; provided, however, that such right to delay a filing may not be exercised by the Company more than once in any twelve month period.

  6. Expenses of Registration.

     6.1 All Registration Expenses and Selling Expenses incurred in connection with a registration pursuant to Section 5 shall be borne pro rata by the Holder or Holders requesting the registration according to the number of Registrable Securities included in such registration.

     6.2 All Registration Expenses incurred in connection with all registrations pursuant to Sections 3 or 4 shall be borne by the Company.

     6.3 Except as set forth in the Amended and Restated Rights Agreement, all Selling Expenses relating to securities registered on behalf of the Shareholders shall be borne by such participating Shareholders, pro rata on the basis of the number of shares so registered.

  7. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Shareholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use all reasonable efforts to cause such registration statement to become and remain effective until the earlier of the expiration of one hundred eighty (180) days or completion of the distribution described in the Registration Statement;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement

          (c) Furnish to the Shareholders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

  8. Indemnification.

     8.1 The Company will indemnify each Shareholder, each of its officers and directors and partners, and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Shareholder, each of its officers and directors, and each person controlling such Shareholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Shareholder, controlling person or underwriter and stated to be for use therein.

     8.2 Each Shareholder will, if Registrable Securities held by such Shareholder are included in the securities as to which such registration, qualification or compliance is being effected (as a condition to such Shareholder's right to include securities in any such registration, qualification or compliance), indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Shareholder, each of its officers and directors and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Shareholders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Shareholder and stated to be specifically for use therein. Notwithstanding the foregoing, the maximum liability of each Shareholder under this Section 8.2 shall be limited in an amount equal to the net proceeds received by such Shareholder in such offering, unless such liability arises out of or is based solely on willful misconduct by such Shareholder.

     8.3 Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability in respect to such claim or litigation.

     9. Information by Shareholder. The Shareholders holding Registrable Securities included in any registration shall, as a condition to such Shareholder's right to include securities in any such registration, furnish to the Company such information regarding such Shareholder, the Registrable Securities held by them and the distribution proposed by such Shareholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a Shareholder, if such Shareholder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such Shareholder, it shall immediately notify the Company of such change.

     10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its reasonable efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (b) Use its reasonable efforts to file with the commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

           (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company with the Commission on a non- confidential basis as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; provided, however, that no such copies shall need to be provided
              --------  -------
by the Company if such reports or documents are available from the Commission's internet EDGAR database.

     11. Transfer of Rights. The rights to cause the Company to register securities granted to the respective Shareholders under Sections 3, 4 and 5 may be assigned to any affiliate of a Shareholder granted such rights (including without limitation any former partner in any such Shareholder that is a partnership or former member in such a Shareholder that is a limited liability company) or to a transferee or assignee reasonably acceptable to the Company in connection in each case with any transfer or assignment of Registrable Securities by such a Shareholder (but may not be otherwise assigned or transferred) provided that:
(i) such transfer complies with Section 2 hereof and otherwise with applicable securities laws; (ii) in the case of an assignment of the rights granted under Sections 3, 4 and 5 hereof, such assignee or transferee acquires an aggregate of at least 150,000 Common Shares (as may be appropriately adjusted upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) or shares of other Equity Securities (counted on an as-converted into Common Stock basis); and (iii) such assignee or transferee becomes a party to this Agreement and assumes all of the obligations of the transferring Shareholder hereunder.

     12. Standoff Agreement. Each Holder agrees and each Other Shareholder shall agree (as a condition to such Holder or Other Shareholder's right to include securities in any registration, qualification or compliance pursuant to this Agreement), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the date of the IPO or for such period of time (not to exceed ninety (90) days) from the effective date of any subsequent registration statement after the IPO (other than an Excluded Registration Statement) as may be requested by the underwriters, and if so requested by the Company or such underwriters, to enter into a lockup agreement to the foregoing effect and in a form satisfactory to the Company and such underwriters provided however, that Holders shall not be so
                                 -------- -------
obligated not to dispose of their Registrable Securities, and shall not be required to enter into such a lock-up agreement with respect thereto, unless:
(A) in the case of the IPO, (i) all executive officers and 1% shareholders of the Company agree to the same lock-up and (ii) such agreement shall provide that any discretionary waiver or termination of the restrictions of any such lock-up agreements by the Company or representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of shares subject to such agreements; and (B) in the case of a registration statement subsequent to the IPO, (i) all executive officers agree to the same lock-up and
(ii) the Holders have the ability to sell not less than 25% of the Shares registered in any such subsequent offering; and provided further that any Holder
                                                -------- -------
who together with its affiliates shall hold less than 1% of the Registrable Securities (any such Holder, a "Small Holder") shall only be locked up as aforesaid after one offering completed subsequent to the IPO.

     13. Right of First Refusal. Before any Equity Securities, Warrants or other securities of the Company held by a Holder or any transferee of any of them (any thereof, a "Selling Shareholder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have a right of first refusal to purchase such securities on the terms and conditions set forth in this Section 13 (the "Right of First Refusal").

         13.1 First Refusal Notice. If a Selling Shareholder desires to transfer
              --------------------
any Equity Securities, Warrants or other securities of the Company owned by it (collectively, "Sale Shares"), then at least 60 days (10 days in the case of a Small Holder) prior to such transfer, other than a transfer exempt pursuant to
Section 13.6, such Selling Shareholder must give notice (the "First Refusal Notice") to the Company of its intention to effect such transfer. The First Refusal Notice must set forth (a) the number and class of Sale Shares to be sold by the Selling Shareholder, (b) the date or proposed date of such transfer and the name and address of the transferee (the "Proposed Transferee"), and (c) the principal terms of such transfer, including the cash or other property or consideration to be received upon such transfer.

     13.2 Purchase Price. The purchase price for the Sale Shares purchased by
          --------------
the Company under this Section 13 ("First Refusal Price") shall be the bona fide cash price or other consideration for which the Selling Shareholder proposes to transfer the Sale Shares as set forth in the First Refusal Notice. If the First Refusal Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined in good faith by the Board of Directors of the Company.

     13.3 Company's Option. The Company shall have the option, but not the
          ----------------
obligation, to purchase all, but not less than all, of the Sale Shares at the First Refusal Price. Within 20 days (10 days in the case of a Small Holder) after the date the First Refusal Notice is given, the Company shall give written notice to the Selling Shareholder stating its intention to exercise such option, and a date and time for consummation of the purchase not less than 60 days (10 days in the case of a Small Holder) nor more than 90 days (20 days in the case of a Small Holder) after the date the First Refusal Notice was given. Failure by the Company to give such notice within such time period shall be deemed an election by it not to exercise its option.

     13.4 Payment. Payment of the First Refusal Price shall be made in cash, by
          -------
check, or, in the case of a sale to the Company, by cancellation of all or a portion of any outstanding indebtedness of the Selling Shareholder to the Company, or by any appropriate combination thereof.

     13.5 Selling Shareholder's Right to Transfer.  If all of the Sale Shares
          ---------------------------------------
proposed in the First Refusal Notice to be transferred to a given Proposed Transferee are not purchased by the Company, then the Selling Shareholder may sell or otherwise transfer such Sale Shares to that Proposed Transferee at the First Refusal Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the First Refusal Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement shall continue to apply to the Sale Shares if applicable in the hands of such Proposed Transferee. If the Sale Shares described in the First Refusal Notice are not transferred to the Proposed Transferee within such period, a new First Refusal Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal in accordance with this Section 13 before any Shares held by the Selling Shareholder may be sold or otherwise transferred.

     13.6 Exception for Certain Transfers. Anything to the contrary contained in
          -------------------------------
this Section 16 notwithstanding, (i) in the case of a Selling Shareholder that is an individual, the transfer of any or all of the Sale Shares during the Selling Shareholder's lifetime or on the Selling Shareholder's death by will or intestacy to the Selling Shareholder's immediate family or a trust for the benefit of the Selling Shareholder's immediate family shall be exempt from the provisions of this Section 13 and (ii) in the case of a Selling Shareholder that is a corporation, partnership or other business entity, the transfer of any or all of the Sale Shares to any controlled or controlling corporate, partnership or other business entity of such Selling Shareholder (or any corporate, partnership or other business entity under common control with such Selling Shareholder) shall be exempt from the provisions of this Section 10. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Sale Shares so transferred subject to the provisions of this Section 13, and there shall be no further transfer of such Sale Shares except in accordance with the terms of this Section 13.

     13.7 Transfers Void. Any attempted transfer in violation of the terms of
          --------------
this Section 13 shall be ineffective to vest in any Proposed Transferee any interest held by the transferring Selling Shareholder in any Sale Shares. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Company, and the Company shall have a continuing right and option (but not an obligation), until the restrictions contained in this Section 13 terminate, to purchase the securities purported to be transferred by the Selling Shareholder in violation of this Section 13 for a price and on terms provided for herein.

     13.8 Termination or Waiver of Right of First Refusal. The Right of First
          -----------------------------------------------
Refusal shall terminate upon the earlier of (i) the IPO, (ii) the dissolution of the Company, or (iii) the effective date of a Change in Control.

  14. Board of Directors: Voting Agreement.

     14.1 Agreement to Vote. Subject to Section 14.6 below, the Holders agree to
          -----------------
vote the shares of Equity Securities then held by them at any regular or special meeting of shareholders of the Company, or, in lieu of any such meeting, to give their written consent, as provided in Section 14.2 below. Notwithstanding anything to the contrary contained herein, no Warrant Holder shall have any right to vote as a Shareholder of the Company unless and until the Warrants held by such Warrant Holder shall have been exercised for shares of Common Stock, and shall only have the right to vote thereafter with respect to the Warrants so exercised for shares of Common Stock.

     14.2 (a) Board of Directors. As is more fully elaborated in the Amended and
              ---------------
Restated Certificate of Incorporation of the Company, the Board of Directors shall consist of eight (8) members, elected as set forth therein. During the respective periods set forth in the Restated Certificate, two of the Directors shall be elected by TriGem Corporation ("TriGem"), two shall be elected by Korea Data Systems America, Inc. ("KDS"), one shall be elected by Stephen A. Dukker, one shall be elected by the holders of shares of Series A Preferred, one shall be elected by the holders of the outstanding shares of Series A Preferred and Shares of Common Stock, voting together as a class and one shall be elected by the Series B Holders and Series C Holders, voting together as a class. A director may be removed from the Board of Directors, and any vacancy in the Board of Directors shall be filled, in each case as set forth in the Restated Certificate. With respect to any proposal concerning the election of either director who is to be elected by TriGem, the Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as such director the nominee of TriGem. With respect to any proposal concerning the election of either director who is to be elected by KDS, the Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as such director the nominee of KDS. With respect to any proposal concerning the election of the director who is to be Stephen A. Dukker, the Holders and Common Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as such initial director Stephen A. Dukker. With respect to any proposal concerning the election of the director who is to be elected by the holders of a majority of the outstanding shares of the Series A Preferred and Shares of Common Stock, voting together as a class, the Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as the initial such director Nathan Morton. With respect to any proposal concerning the election of the director who is to be elected by the holders of a majority of the outstanding shares of the Series A Preferred, voting together as a class, the Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as such director the nominee of Technology Crossover Management III, L.L.C., or its affiliates, and as such initial director to nominate, appoint and elect C. Toms Newby III. With respect to any proposal concerning the election of the director who is to be elected by the Series B Holders and Series C Holders, the Holders hereby covenant and agree that each Holder shall vote its shares of Equity Securities to nominate, appoint and elect as such director, the nominee of Idealab!, and as such initial director to nominate, appoint and elect Bill Gross.

          (b) Significant Transactions. The Holders hereby covenant and agree
              ------------------------
that to the greatest extent permitted by applicable Delaware General Corporate Law, and notwithstanding anything to the contrary contained herein, no vote of any class or series of Holder Registrable Securities shall be required in connection with respect to any proposed (i) merger or consolidation of the Company with or into another corporation, or (ii) sale, lease or exchange of all or substantially all of the property or assets of the Company.

     14.3 No Revocation. The voting agreements contained herein are coupled with
          -------------
an interest and may not be revoked during the term of this Section 14.

     14.4 Stock Splits, Stock Dividends, etc. In the event of any stock split,
          ----------------------------------
stock dividend, recapitalization, reorganization, or the like, any securities issued as a result thereof with respect to the Holders' Equity Securities shall become Holders' Equity Securities for purposes of this Section 14 and shall be endorsed with the legend set forth in Section 2 hereof.

     14.5 Waivers. Any term hereof may be amended and the observance of any term
          -------
hereof may be waived either generally or in a particular instance and either retroactively or prospectively only with the written consent of the Company or (with respect to provisions affecting the Holders) of a majority of the Holders other than the Warrant Holders.

     14.6 Board Observer Rights. Nothing in this Agreement shall be deemed to
          ---------------------
amend Section 18.6 of the Amended and Restated Rights Agreement, and the parties hereto acknowledge the provisions thereof.

     14.7 Termination. All parties' rights under this Section 14 will terminate
          -----------
upon the earliest to occur of (i) the IPO, (ii) the dissolution of the Company, or (iii) the effective date of a Change of Control.

  15.  Miscellaneous.

           15.1  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
                 -------------
WITH, AND GOVERNED IN ALL RESPECTS BY, THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO AGREEMENTS ENTERED INTO, AND TO BE PERFORMED ENTIRELY IN SUCH STATE, BETWEEN RESIDENTS OF SUCH STATE. THE PARTIES HERETO (I) AGREE TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTIES OF ORANGE, SANTA CLARA OR SAN FRANCISCO OF THE STATE OF CALIFORNIA WITH RESPECT TO THE BREACH OR INTERPRETATION OF THIS AGREEMENT OR THE ENFORCEMENT OF ANY AND ALL RIGHTS, DUTIES, LIABILITIES, OBLIGATIONS, POWERS, AND OTHER RELATIONS BETWEEN THE PARTIES ARISING UNDER THIS AGREEMENT, (II) WAIVE, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO, ANY OBJECTION EACH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING AND (III) SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY WAIVE ANY IMMUNITY TO JURISDICTION TO WHICH THEY MAY OTHERWISE BE ENTITLED OR BECOME ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHICH IS INSTITUTED IN ANY CALIFORNIA COURT.

           15.2  Non-Disclosure.  No Holder by reason of this Agreement or its
                 --------------
ownership of Equity Securities or Warrants shall have access to any trade secrets or classified information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential or proprietary information provided to such Holder pursuant to this Agreement or by reason of its ownership of Equity Securities or Warrants. Each Holder further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by such Holder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes. The Company shall not be required to comply with any statute or common law requirement in respect of disclosure to any Holder whom the Company reasonably determines to be a competitor of the Company or an officer, employee, director or greater than ten percent (10%) stockholder of such competitor.

           15.3  Successors and Assigns. Except as otherwise provided herein,
                 ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

           15.4  Entire Agreement.  This Agreement and the other agreements
                 ----------------
referenced herein constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

           15.5  Amendment.  Except as expressly provided herein, neither this
                 ---------
Agreement nor any provision hereof may be amended, waived, discharged or terminated other than by written consent of the Company, or (with respect to provisions affecting the Holders) of a majority in interest of the Holders other than the Warrant Holders (voting on an as if converted basis). Notwithstanding the foregoing: (i) any amendment hereto that under applicable Delaware law would adversely affect the holders of a specific class or series of the Company's capital stock in a manner different than the holders of other shares of capital stock shall also require the consent of the holders of a majority of the shares of such class or series so affected to the extent that Delaware General Corporate Law so requires. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party hereto or upon each Holder of shares of the consenting class or series of capital stock, as the case may be.

           15.6  Notices, etc.  All notices and other communications required or
                 ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such person's address as set forth on Schedule
                                                                       --------
A, or at such other address as such person shall have furnished to the Company
-
in writing, or (b) if to the Company, one copy should be sent to its address set forth below and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Shareholders.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

           15.7  Delays or Omissions.  Except as expressly provided herein, no
                 -------------------
delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

           15.8  Expenses.  Except as otherwise set forth herein, the Company
                 --------
and each Holder shall bear their own respective expenses incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

           15.9  Termination of Prior Rights. Execution of this Agreement by a
                 ---------------------------
Series B Holder or a Series C Holder shall constitute the consent of such Holder to the termination of the Amended and Restated Investor Rights Agreement, dated March 31, 1999, by and among FreePC, the Series B Holders and the Series C Holders (the "FreePC Rights Agreement"), as required pursuant to Section 13 of the FreePC Rights Agreement. Upon execution of this Agreement by a majority of the Series B Holders and a majority of the Series C Holders, the FreePC Rights Agreement shall be terminated in its entirety and shall be of no further force or effect.

           15.10  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

           15.11  Severability.  In the event that any provision of this
                  ------------
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

           15.12  Titles and Subtitles.  The titles and subtitles used in this
                  --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

                                    eMachines, Inc.

                                    By:   /s/ Steven H. Miller
                                          --------------------

                                    Name:  Steven H. Miller

                                    Title:  Vice President and Chief Financial
                                            Officer




              [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

COMMON STOCK HOLDERS:
--------------------

IDEALAB! HOLDINGS, L.L.C.



/s/ Marcia Goodstein
--------------------
By:  Marcia Goodstein, Secretary

IDEALAB! CAPITAL PARTNERS, I-A, L.P.



/s/ William S. Elkus
--------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-A, L.P.

IDEALAB! CAPITAL PARTNERS, I-B, L.P.



/s/ William S. Elkus
--------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-B, L.P.

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

CUISINE TO YOU

a __________________ corporation

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


DINE-IN DELIVERY, CA

a Sole Proprietor

By: /s/ Shawn Halverson
    -----------------------------
Name: Shawn Halverson
     ----------------------------

Title: Owner




THE MEDIA EDGE

a __________________ corporation

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

MIGHTY TIKKI MEDIA, INC.

a __________________ corporation

By: /s/ Andrew McElfresh
    ----------------------------
Name: Andrew McElfresh
      --------------------------
Title: Secretary
       -------------------------


WEBQUEST, INC.

a __________________ corporation

By: ----------------------------

Name:  -------------------------

Title: -------------------------




/s/ Donald S. La Vigne
--------------------------------

DONALD S. LA VIGNE

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

/s/ Steve Chadima
-----------------

STEVE CHADIMA



-----------------
LEE HASIUK





-----------------
BRIAN ALGRA




/s/ David Benson
------------------

DAVID BENSON



/s/ Lee Charnelle
-------------------

LEE CHARNELLE

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

/s/ Ilan Charnelle
-------------------

ILAN CHARNELLE




/s/ Kirk Charnelle
-------------------

KIRK CHARNELLE



/s/ Michael Dahn
-------------------

MICHAEL DAHN



/s/ Kristen Ding
-------------------

KRISTEN DING




/s/ JT Fenn
-------------------

JT FENN



/s/ Matthew Goheen
-------------------

MATTHEW GOHEEN



              [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

--------------------------------------
CHARLES GROSS


/s/ Owen Lee
--------------------------------------
OWEN LEE


/s/ Gerald Longhurst
--------------------------------------
GERALD LONGHURST


/s/ Khan Lowe
--------------------------------------
KHAN LOWE


/s/ David Mangone
--------------------------------------
DAVID MANGONE

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

/s/ Charles & Sarah McElfresh
--------------------------------------
CHARLES & SARAH MCELFRESH


/s/ Paul Miniero
--------------------------------------
PAUL MINIERO


/s/ Roy Neilson
--------------------------------------
ROY NEILSON


/s/ Miriam Neptune
--------------------------------------
MIRIAM NEPTUNE


/s/ Michael Radford
--------------------------------------
MICHAEL RADFORD


--------------------------------------
DANIEL ROSEN

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

--------------------------------------
DONNA ROSEN


--------------------------------------
JULIE ROSEN


/s/ Barbara Rosenberg
--------------------------------------
BARBARA ROSENBERG


/s/ Stephen Stofflet
--------------------------------------
STEPHEN STOFFLET


/s/ George Wu
--------------------------------------
GEORGE WU


LYNNE MCELFRESH
--------------------------------------

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

/s/ Andrew McElfresh
--------------------------------------
ANDREW MCELFRESH


OWEN LEE AND SANDRA LEE REVOCABLE TRUST
AGREEMENT DATED MARCH 4, 1991

By: /s/ Owen Lee and /s/ Sandra Lee
--------------------------------------
Title: Trustees


A LA CARTE EXPRESS

By: /s/ Russell Winter
--------------------------------------
Title: President



/s/ John Nicholas, Jr.
--------------------------------------
JOHN NICHOLAS, JR.



GLOBAL INTERACTIVE MEDIA, LLC

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

/s/ Boris Shimanousky
--------------------------------------
By:Boris Shimanousky
Title:Managing Member


SERIES B HOLDERS:
-----------------

IDEALAB! HOLDINGS, L.L.C.

/s/ Marcia Goodstein
--------------------------------------
By:  Marcia Goodstein, Secretary




SERIES C HOLDERS:
-----------------

IDEALAB! HOLDINGS, L.L.C.

/s/ Marcia Goodstein
--------------------------------------
By:  Marcia Goodstein, Secretary



IDEALAB! CAPITAL PARTNERS, I-A, L.P.

/s/ William S. Elkus
--------------------------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-A, L.P.

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

IDEALAB! CAPITAL PARTNERS, I-B, L.P.

/s/ William S. Elkus
--------------------------------------
William S. Elkus,
Managing member, idealab! Capital Management, I, LLC,
General Partner of idealab! Capital Partners I-B, L.P.



USA NETWORKS, INC.

By: /s/ Thomas J. Kuhn
--------------------------------------
Name: Thomas J. Kuhn
--------------------------------------
Title:
--------------------------------------

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

MOORE GLOBAL INVESTMENTS, LTD.

/s/ Savvas Savvinidis
--------------------------------------
Moore Capital Management, Inc., its trading adviser,
By Savvas Savvinidis, Director of Operations


MULTI-STRATEGIES FUND, LTD.

/s/ Savvas Savvinidis
--------------------------------------
Moore Capital Management, Inc., its trading adviser,
By Savvas Savvinidis, Director of Operations


MULTI-STRATEGIES FUND, L.P.

/s/ Savvas Savvinidis
--------------------------------------
Moore Capital Management, Inc., its trading adviser,
By Savvas Savvinidis, Director of Operations



REMINGTON INVESTMENT STRATEGIES, L.P.

/s/ Savvas Savvinidis
--------------------------------------
Moore Capital Management, Inc., its trading adviser,
By Savvas Savvinidis, Director of Operations

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

DBV INVESTMENTS LLC

By: /s/ Glenn Fuhrman
--------------------------------------
Name: Glenn Fuhrman
--------------------------------------
Title: Manager
--------------------------------------



ALTA VISTA COMPANY

By: /s/ Stephanie Lucie
--------------------------------------
Name: /s/ Stephanie Lucie
--------------------------------------
Title:
--------------------------------------



WS INVESTMENT COMPANY 99A

By:
--------------------------------------
Name:
--------------------------------------
Title:
--------------------------------------

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]

THE GOLDMAN SACHS GROUP, L.P.
By:  The Goldman Sachs Corporation,
its general partner

By: /s/ Joseph Gleberman, V.P.
--------------------------------------
Name: Joseph Gleberman, V.P.
--------------------------------------
Title:
--------------------------------------


STONE STREET FUND 1999, L.P.
By:  Stone Street 1999 Corp.,
its general partner

By: /s/ Katherine L. Nissenbaum
--------------------------------------
Name: Katherine L. Nissenbaum
--------------------------------------
Title: Vice President
--------------------------------------


/s/ Philip M. Neches
--------------------
PHILIP M. NECHES



--------------------------------------
LARRY SONSINI



--------------------------------------
MARTIN W. KORMAN

             [SIGNATURE PAGE TO RIGHTS AND RESTRICTIONS AGREEMENT]